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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              CITIGROUP CAPITAL XI
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                                  06-1532087
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

c/o Citigroup Inc.
399 Park Avenue
New York, New York                                                      10043
(Address of Principal Executive Offices)                              (Zip Code)


If this form relates to the registration of a class of securities pursuant to Section
12(b) of the Exchange Act and is effec-
tive upon filing pursuant to General Instruction
A.(c) please check the following box.  [X]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Act and is effec-
tive pursuant to General Instruction
A.(d) please check the following box.  [ ]

Securities Act registration statement file number to which this form relates:
333-117615

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                         Name of Each Exchange on Which
      to be so Registered                         Each Class is to be Registered

6.00% Capital Securities (TRUPS(R))               New York Stock Exchange
(and the Guarantee with respect thereto)

Securities to be registered pursuant to Section 12(g) of the Act:

                                     (None)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrants' Securities to be Registered.

      See the information set forth under the headings "Description of the Capital Securities" and "Description of Guarantee" in the Prospectus of the Registrant, as filed with the Securities and Exchange Commission on September 16, 2004, pursuant to Rule 424(b).

Item 2.  Exhibits.

      2.1   Registration Statement on Form S-3 (No. 333-117615) of the
            Registrant.

      2.2 Certificate of Trust dated December 7, 1998, of Citigroup Capital XI, incorporated by reference to Exhibit 4.20 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

      2.3 Form of Amended and Restated Declaration of Trust for Citigroup Capital XI ("Declaration of Trust"), incorporated by reference to
            Exhibit 4.23 to the Registrant's Registration Statement on Form S-3 (No. 333-117615).

      2.4   Form of Capital Security, included in the Declaration of Trust.

      2.5 Form of Guarantee with respect to the Capital Securities, incorporated by reference to Exhibit 4.31 to the Registrant's Registration Statement on Form S-3 (No. 333-117615).

      2.6 Indenture between Citigroup Inc. and JPMorgan Chase Bank, as Trustee, providing for the issuance of Junior Subordinated Debt Securities, incorporated by reference to Exhibit 4.29 to the Registrant's Registration Statement on Form S-3 (No. 333-117615).

      2.7 Prospectus of the Registrant relating to the offering of the Capital Securities filed with the Securities and Exchange Commission on September 16, 2004, pursuant to Rule 424(b).


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Act of 1934, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 22, 2004

                                        CITIGROUP CAPITAL XI


                                        By: /s/ Guy R. Whittaker
                                            ------------------------------------
                                            Guy R. Whittaker, as Regular Trustee


                                        CITIGROUP INC.


                                        By: /s/ Guy R. Whittaker
                                            ------------------------------------
                                            Guy R. Whittaker
                                            Treasurer


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